Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 41 to Registration Statement No. 33-14190 on Form N-1A of our reports dated June 25, 2010, relating to the financial statements and financial highlights of FFI Premier Institutional Fund, FFI Institutional Fund, FFI Select Institutional Fund, FFI Government Fund, FFI Treasury Fund and FFI Institutional Tax-Exempt Fund, each a separate series of Funds For Institutions Series (the “Trust”), and Master Premier Institutional Portfolio, Master Institutional Portfolio and Master Institutional Tax-Exempt Portfolio, each a separate series of Master Institutional Money Market LLC, appearing in the Annual Report on Form N-CSR of the Trust for the year ended April 30, 2010. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements ” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
August 26, 2010